UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2022

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Fulton Drive NW

Canton, OH 44718

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 1.421333 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment Number 6 to Term Loan

On March 1, 2022, CH Capital Lending, LLC (“CH Capital Lending”), as assignee, entered into an Assignment of Loan and Loan Documents (the “Assignment of Loan and Loan Documents”) with Aquarian Credit Funding LLC (“Aquarian”), as administrative agent, Investors Heritage Life Insurance Company (“IHLIC”), as a lender, pursuant to which Aquarian and IHLIC sold and assigned to CH Capital Lending their respective interests in the $7.4 million term loan (the “Term Loan”) and related loan documents under term loan agreement, dated as of December 1, 2020 (as amended, the “Term Loan Agreement”), among Hall of Fame Resort & Entertainment Company (the “Company”), HOF Village Newco, LLC (“Newco”), and certain of Newco’s subsidiaries, as borrowers, and the lenders party thereto, and Aquarian Credit Funding LLC (“Aquarian”), as lead arranger, administrative agent, collateral agent and representative of the lenders, as amended by (i) Amendment Number 1 to Term Loan Agreement, dated as January 28, 2021; (ii) Amendment Number 2 to Term Loan Agreement, dated as of February 15, 2021; (iii) Amendment Number 3 to Term Loan Agreement, dated as of August 30, 2021; (iv) Amendment Number 4 to Term Loan Agreement, dated as of August 30, 2021; and (v) Amendment Number 5 to Term Loan Agreement, dated as of December 15, 2021.

On March 1, 2022, the Company entered into Amendment Number 6 to Term Loan Agreement (“Amendment Number 6”) by and among the Company, Newco, HOF Village Stadium, LLC (“HOF Stadium”), and HOF Village Youth Fields, LLC (“HOF Youth Fields”), as borrowers, and CH Capital Lending, as administrative agent and lender. Under Amendment Number 6, the maturity date of the Term Loan was extended to March 31, 2024. Also under Amendment Number 6, the Term Loan was made convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a conversion price of $1.50, subject to adjustment. The conversion price is subject to a weighted-average antidilution adjustment. Certain current and historical fees and expenses were added to the principal amount of the Term Loan so that the new principal amount is $8,347,839. Amendment Number 6 increased the interest rate from 10% to 12%. Of such 12% per annum interest: (i) 8% per annum shall be payable monthly and (ii) 4% per annum shall be deferred and payable on the maturity date.

Prior to Amendment Number 6, the Term Loan was secured by the Tom Benson Hall of Fame Stadium on the Company’s campus, the Company’s membership interests in Newco, and Newco’s membership interests in HOF Stadium and Uniform Commercial Code property related to the Stadium along with bank accounts related to the Stadium and the Loan Proceeds. Amendment Number 6 added to the collateral for the Term Loan (i) the youth fields on the Company’s campus, (ii) Newco’s membership interests in HOF Youth Fields, and (iii) Uniform Commercial Code property related to the Youth Fields. All such collateral also now secures not only the Term Loan under the Term Loan Agreement but also the loans under the Amended Assigned IRG Note , the Amended Assigned JKP Note and the JKP Promissory Note (as such terms are defined below).

As part of the consideration for Amendment Number 6: (i) the Company issued in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”): (A) 330,000 shares of Common Stock to CH Capital Lending (“Term Loan Commitment Fee Shares”), and (B) a Series E warrant to purchase 1,000,000 shares of Common Stock to CH Capital Lending (the “Term Loan Warrants”), (ii) the Company shall, subject to approval of its board of directors, create a series of preferred stock, to be known as 7.00% Series C Convertible Preferred Stock (“Series C Preferred Stock”), and, upon the request of CH Capital Lending, exchange each share of the Company’s 7.00% Series B Convertible Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock”), that is held by CH Capital Lending for one share of Series C Preferred Stock, and (iii) the Company and CH Capital Lending are amending and restating Series C Warrants and Series D Warrants that the Company issued to CH Capital Lending, all as set forth in Amendment Number 6.

Term Loan Warrants

The Term Loan Warrants have an exercise price of $1.50 per share, subject to adjustment. The exercise price is subject to a weighted-average antidilution adjustment. The Term Loan Warrants may be exercised from and after March 1, 2023, subject to certain terms and conditions set forth in the Term Loan Warrants. Unexercised Term Loan Warrants will expire on March 1, 2027. The Term Loan Warrants shall be cancelled without any further action on the part of the Company or the holder, in the event that the Company repays in full on or before March 1, 2023, the Term Loan.

Amended and Restated Series C Warrants

The Amended and Restated Series C Warrants extend the term of the Series C Warrants to March 1, 2027. The exercise price of $1.40 per share doesn’t change, but the amendments subject the exercise price to a weighted-average antidilution adjustment. The amendments also remove provisions that previously caused the Series C Warrants to be accounted for as a liability. The Amended and Restated Series C Warrants can be accounted for as equity.

Amended and Restated Series D Warrants issue to CH Capital Lending

The Amended and Restated Series D Warrants issued to CH Capital Lending extend the term of such Series D Warrants to March 1, 2027. The exercise price of $6.90 per share doesn’t change, but the amendments subject the exercise price to a weighted-average antidilution adjustment.

First Amended and Restated Promissory Note with IRG, LLC

On November 23, 2021, the Company issued to Industrial Realty Group, LLC (“Original Lender”) a promissory note in the original principal amount of $8,500,000 (the “Original Note”). Pursuant to an Assignment of Promissory Note, dated March 1, 2022, Original Lender assigned (a) a one-half (½) interest in the Original Note to IRG, LLC (the “IRG Split Note”) and (b) a one-half (½) interest in the Original Note to JKP Financial, LLC (the “JKP Split Note”).

On March 1, 2022, the Company entered into a First Amended and Restated Promissory Note with IRG, LLC, which amends and restates the IRG Split Note (the “Amended Assigned IRG Note”). The Amended Assigned IRG Note extended the maturity to March 31, 2024. Under the Amended Assigned IRG Note, the principal and accrued interest are convertible into shares of Common Stock at a conversion price of $1.50, subject to adjustment. The conversion price is subject to a weighted-average antidilution adjustment. The principal amount of the Amended Assigned IRG Note is $4,273,543.46.

As part of the consideration for the Amended Assigned IRG Note, the Company issued in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act: (i) 125,000 shares of Common Stock to IRG, LLC (“IRG Split Note Commitment Fee Shares”), and (ii) a Series E Warrant to purchase 500,000 shares of Common Stock to IRG, LLC (the “IRG Split Note Warrants”).

IRG Split Note Warrants

The IRG Split Note Warrants have an exercise price of $1.50 per share, subject to adjustment. The exercise price is subject to a weighted-average antidilution adjustment. The IRG Split Note Warrants may be exercised from and after March 1, 2023, subject to certain terms and conditions set forth in the IRG Split Note Warrants. Unexercised IRG Split Note Warrants will expire on March 1, 2027. The IRG Split Note Warrants shall be cancelled without any further action on the part of the Company or the holder, in the event that the Company repays in full, on or before March 1, 2023, the Amended Assigned IRG Note.

First Amended and Restated Promissory Note with JKP Financial, LLC

On March 1, 2022, the Company entered into a First Amended and Restated Promissory Note with JKP Financial, LLC, which amends and restates the JKP Split Note (the “Amended Assigned JKP Note”). The Amended Assigned JKP Note extended the maturity to March 31, 2024. Under the Amended Assigned JKP Note, the principal and accrued interest are convertible into shares of Common Stock at a conversion price of $1.09, subject to adjustment. The conversion price is subject to a weighted-average antidilution adjustment. The principal amount of the Amended Assigned IRG Note is $4,273,543.46.

As part of the consideration for the Amended Assigned JKP Note, the Company issued in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act: (i) 125,000 shares of Common Stock to JKP Financial, LLC (“JKP Split Note Commitment Fee Shares”), and (ii) a Series F Warrant to purchase 500,000 shares of Common Stock to JKP Financial, LLC (the “JKP Split Note Warrants”).

JKP Split Note Warrants

The JKP Split Note Warrants have an exercise price of $1.09 per share, subject to adjustment. The exercise price is subject to a weighted-average antidilution adjustment. The JKP Split Note Warrants may be exercised from and after March 1, 2022, subject to certain terms and conditions set forth in the JKP Split Note Warrants. Unexercised JKP Split Note Warrants will expire on March 1, 2027.

Second Amendment to JKP Promissory Note

On March 1, 2022, the Company entered into the Joinder and Second Amendment to Secured Cognovit Promissory Note (the “Second Amendment to JKP Promissory Note”), by and among (a) Newco, and HOF Village Hotel II, LLC (“Hotel II”), the makers (b) the Company; and (c) JKP Financial, LLC, which amends the Secured Cognovit Promissory Note, dated as of June 19, 2020, originally executed by Hotel II and by HOF Village, LLC (“HOF Village”), in favor of JKP Financial, LLC, as assigned by HOF Village to Newco pursuant to that certain Contribution Agreement dated as of June 30, 2020, by and between HOF Village and Newco, and as amended by that certain First Amendment to Secured Promissory Note, dated as of December 1, 2020 (as so assigned and amended, the “JKP Promissory Note”).

The Second Amendment to JKP Promissory Note (i) revises the outstanding principal balance (the “JKP Promissory Loan”) of the JKP Promissory Note to include interest thereunder that has accrued and has not been paid as of March 1, 2022, and (ii) extends the maturity of the JKP Promissory Note to March 31, 2024. The Second Amendment to JKP Promissory Note amends the JKP Promissory Note to be convertible into shares of Common Stock at a conversion price of $1.09, subject to adjustment. The conversion price is subject to a weighted-average antidilution adjustment.

As part of the consideration for the Second Amendment to JKP Promissory Note, the Company issued in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act: (i) 280,000 shares of Common Stock to JKP Financial, LLC (“JKP Note Commitment Fee Shares”), and (ii) a Series F Warrant to purchase 1,000,000 shares of Common Stock to JKP Financial, LLC (the “JKP Promissory Note Warrants”).

JKP Promissory Note Warrants

The JKP Promissory Note Warrants have an exercise price of $1.09 per share, subject to adjustment. The exercise price is subject to a weighted-average antidilution adjustment. The JKP Promissory Note Warrants may be exercised from and after March 1, 2022, subject to certain terms and conditions set forth in the JKP Promissory Note Warrants. Unexercised JKP Promissory Note Warrants will expire on March 1, 2027.

Letter Agreement

On March 1, 2022, the Company entered into a letter agreement with Stuart Lichter (the “Letter Agreement”). Under the Letter Agreement, when Mr. Lichter provides a guaranty for a new loan up to $4 million (the “New Loan”), the Company will issue to Mr. Lichter in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act, (i) 125,000 shares of Common Stock (“Letter Agreement Commitment Fee Shares” and, together with the Term Loan Commitment Fee Shares, the JKP Split Note Commitment Fee Shares, JKP Split Note Commitment Fee Shares and the JKP Note Commitment Fee Shares, the “Commitment Fee Shares”), and (ii) a Series G Warrant to purchase 125,000 shares of Common Stock (the “Letter Agreement Warrants”). The exercise price of the Letter Agreement Warrants will be set in connection with the closing of the New Loan. The exercise price of the Letter Agreement Warrants is subject to a weighted-average antidilution adjustment.

Registration Rights Agreement

On March 1, 2022, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with CH Capital Lending, IRG, LLC, JKP Financial, LLC and Stuart Lichter (the “Investors”). Pursuant to the Registration Rights Agreement, the Company has agreed to provide to the Investors certain customary resale registration rights with respect to (i) Commitment Fee Shares, (ii) the shares of Common Stock issuable upon exercise of the Term Loan Warrants, the IRG Split Note Warrants, the JKP Split Note Warrants, the JKP Promissory Note Warrants, and the Letter Agreement Warrants, (iii) the shares of Common Stock issuable upon conversion of the principal and accumulated but unpaid interest under the Term Loan Agreement, the Amended Assigned IRG Note, the Amended Assigned JKP Note, and the JKP Promissory Note, and (iv) the shares of Common Stock issuable upon conversion of the Series C Preferred Stock.

Nasdaq 19.99% Cap

Notwithstanding anything to the contrary contained in the Transaction Documents (defined below), as set forth in the Transaction Documents, the total cumulative number of shares of Common Stock that may be issued to CH Capital Lending, LLC, IRG, LLC, JKP Financial, LLC and Stuart Lichter under the other Transaction Documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Approval (defined below). If the number of shares of Common Stock issued to CH Capital Lending, LLC, IRG, LLC, JKP Financial, LLC and Stuart Lichter under the Transaction Documents reaches the Nasdaq 19.99% Cap, so as not to violate the 20% limit established in Listing Rule 5635(d), the Company, at its election, will use reasonable commercial efforts to obtain stockholder approval of the Transaction Documents and the shares of Common Stock to be issued thereunder, if necessary, in accordance with the requirements of Nasdaq Listing Rule 5635(d) (the “Approval”). “Transaction Documents” means (i) Amendment Number 6, (ii) Amended Assigned IRG Note, (iii) Amended Assigned JKP Note, (iv) Second Amendment to JKP Promissory Note, (v) Letter Agreement, (vi) Term Loan Warrants, (vii) Amended and Restated Series C Warrants, (viii) Amended and Restated Series D Warrants, (ix) the Certificate of Designations of 7.00% Series C Convertible Preferred Stock, par value $0.0001 per share, of the Company, (x) IRG Split Note Warrants, (xi) JKP Split Note Warrants, (xii) JKP Promissory Note Warrants, and (xiii) Letter Agreement Warrants.

In connection with the execution of Amendment Number 6, Amended Assigned IRG Note, Amended Assigned JKP Note, and Second Amendment to JKP Promissory Note, the Company paid customary fees and expenses.

The foregoing descriptions of (i) Amendment Number 6, (ii) Amended Assigned IRG Note, (iii) Amended Assigned JKP Note, (iv) the Second Amendment to JKP Promissory Note, (v) the Term Loan Warrants and the IRG Split Note Warrants, (vi) the JKP Split Note Warrants and the JKP Promissory Note Warrants, (vii), the Amended and Restated Series C Warrants, (viii) the Amended and Restated Series D Warrants, and (ix) the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such documents, which are attached as Exhibits 10.1-10.9, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

First Amendment to Construction Loan

On March 1, 2022, HOF Village Hotel II, LLC, a subsidiary of the Company, entered into First Amendment to Loan Documents (“First Amendment to Construction Loan”) with Stuart Lichter, as guarantor, and ErieBank, a division of CNB Bank, a wholly owned subsidiary of CNB Financial Corporation, as lender (“ErieBank”). First Amendment to Construction Loan amended the Construction Loan Agreement dated September 14, 2020. First Amendment to Construction Loan extended the maturity to September 13, 2023.

The foregoing description of First Amendment to Construction Loan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of First Amendment to Construction Loan, which is attached as Exhibit 10.10 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding Amendment Number 6, Amended Assigned IRG Note, Amended Assigned JKP Note, Second Amendment to JKP Promissory Note and First Amendment to Construction Loan is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Amendment Number 6 to Term Loan Agreement, dated as of March 1, 2022, among Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, certain of its subsidiaries, and CH Capital Lending, LLC, as administrative agent and lender
10.2	First Amended and Restated Promissory Note, dated March 1, 2022, issued by Hall of Fame Resort & Entertainment Company to IRG, LLC
10.3	First Amended and Restated Promissory Note, dated March 1, 2022, issued by Hall of Fame Resort & Entertainment Company to JKP Financial, LLC
10.4	Joinder and Second Amendment, dated March 1, 2022, by and among HOF Village Newco, LLC, and HOF Village Hotel II, LLC, as the makers, Hall of Fame Resort & Entertainment Company, and JKP Financial, LLC, as holder
10.5	Form of Series E Warrant
10.6	Form of Series F Warrant
10.7	Amended and Restated Series C Warrant, dated March 1, 2022, issued by Hall of Fame Resort & Entertainment Company to CH Capital Lending, LLC
10.8	Amended and Restated Series D Warrant, dated March 1, 2022, issued by Hall of Fame Resort & Entertainment Company to CH Capital Lending, LLC
10.9	Registration Rights Agreement, dated March 1, 2022, by and among Hall of Fame Resort & Entertainment Company, CH Capital Lending, LLC, IRG, LLC, JKP Financial, LLC and Stuart Lichter
10.10	First Amendment to Loan Documents, dated March 1, 2022, by and among HOF Village Hotel II, LLC, as borrower, Stuart Lichter, as guarantor, and ErieBank, a division of CNB Bank, a wholly owned subsidiary of CNB Financial Corporation, as lender
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
Name: Michael Crawford
Title: President and Chief Executive Officer

Dated: March 2, 2022